AEGON/TRANSAMERICA SERIES FUND, INC. (“ATSF”)

LKCM STRATEGIC TOTAL RETURN, BLACKROCK GLOBAL SCIENCE & TECHNOLOGY
OPPORTUNITIES, BLACKROCK MID CAP GROWTH, BLACKROCK LARGE CAP VALUE AND
AMERICAN CENTURY INCOME & GROWTH

Supplement dated September 19, 2003 to Prospectus dated
May 1, 2003, as previously supplemented June 23, 2003, July 7, 2003 and September 15, 2003

Please retain this supplement for reference.

At a recent meeting of the Board of Directors (the “Board”) of ATSF, the following changes to the ATSF investment options were approved:

Fund Reorganizations (these changes are subject to shareholder approval at special meetings that will be held for that purpose):

BlackRock Global Science & Technology Opportunities will merge with Great Companies — TechnologySM, effective the close of business on April 30, 2004. The investment objective of Great Companies — TechnologySM is long-term growth of capital, which is substantially similar to BlackRock Global Science & Technology Opportunities. Great Companies — TechnologySM seeks to achieve its objective by investing principally in common stocks of companies that offer technology, communications, capital goods or related products and services. Great Companies, L.L.C. is the sub-adviser to Great Companies — TechnologySM. If the merger is approved, the management fees will be reduced to 0.80% of the fund’s average daily net assets. The scheduled shareholder meeting is April 14, 2004.

BlackRock Mid Cap Growth will merge with Transamerica Equity, effective the close of business on April 30, 2004. The investment objective of Transamerica Equity is to maximize long-term growth, which is substantially similar to BlackRock Mid Cap Growth. Transamerica Equity seeks to achieve its objective by investing principally in equity securities of growth companies of any size. Transamerica Investment Management, LLC is the sub-adviser to Transamerica Equity. If the merger is approved, the management fees will be reduced to 0.75% of the fund’s average daily net assets. The scheduled shareholder meeting is April 14, 2004.

BlackRock Large Cap Value will merge with PBHG/NWQ Value Select, effective the close of business on April 30, 2004. The investment objective of PBHG/NWQ Value Select is to achieve maximize, consistent total return with minimum risk to principal, which is substantially similar to BlackRock Large Cap Value. PBHG/NWQ Value Select seeks to achieve its objective by investing principally in common stocks of mid- to large- capitalization companies. Pilgrim Baxter & Associates, Ltd. and NWQ Investment Management Company, LLC are co-sub-advisers to PBHG/NWQ Value Select. If the merger is approved, the fee structure will remain the same. The scheduled shareholder meeting is April 14, 2004.

LKCM Strategic Total Return will merge with Transamerica Value Balanced, effective the close of business on April 30, 2004. The investment objective of Transamerica Value Balanced is to preservation of capital and competitive investment returns, which is substantially similar to LKCM Strategic Total Return. Transamerica Value Balanced seeks to achieve its objective by investing principally in 1) income-producing common and preferred stocks; 2) debt obligations of U.S. issuers, some of which will be convertible into common stocks; 3) U.S. Treasury bonds, notes and bills; 4) money market funds; and 5) covered call options and put options. Transamerica Investment Management, LLC is the sub-adviser to Transamerica Value Balanced. If the merger is approved, the management fees will be reduced to 0.75% of the fund’s average daily net assets; 0.70% of assets over $750 million up to $1 billion; and 0.60% of assets over $1 billion. The scheduled shareholder meeting is April 14, 2004.

Fund Restructurings:

American Century Income & Growth will be restructured as American Century Large Company Value, effective the close of business on April 30, 2004. The restructuring will include: 1) a name change of the fund from American Century Income & Growth to American Century Large Company Value; and 2) a change of investment objective from “seeks dividend growth, current income and capital appreciation by investing in common stock” to “seeks long-term growth of capital. Income is a secondary objective.” The fee structure will remain the same. Shareholders will receive an Information Statement within 90 days of entering into an amended sub-advisory agreement with American Century Investment Management, Inc.